UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 8, 2016

General Mills, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-01185	41-0274440
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Number One General Mills Boulevard, Minneapolis, Minnesota		55426-1347
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	763-764-7600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2016, Maria G. Henry was appointed to the Board of Directors of General Mills, Inc. (the "Company"). Ms. Henry's appointment is effective on June 1, 2016. Prior to her appointment, the Board made the determination that Ms. Henry qualifies as an independent director in accordance with the New York Stock Exchange Listing Standards. The Board has not yet determined Ms. Henry's committee assignments.

Ms. Henry’s compensation for Board service is consistent with the arrangements described in the Company’s definitive proxy statement filed on August 17, 2015, under "Director Compensation," including a grant to Ms. Henry of restricted stock units with a grant date fair value of approximately $180,000 at her first board meeting.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 8, 2016, the Board of Directors of the Company amended the Company’s By-laws (the "By-laws") to implement proxy access.

Article I, Section 9 of the By-laws permits a stockholder, or a group of up to 20 stockholders, that has continuously owned for three years at least 3% of the Company’s outstanding common stock, to nominate and include in the Company’s proxy materials up to the greater of two directors or 20% of the number of directors serving on the Company’s Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-laws.

The By-laws also contain updates and conforming revisions to the notice of stockholder business and nominations provisions in Article I, Section 8.

This description of By-law amendments is qualified in its entirety by reference to the text of the By-laws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 8.01 Other Events.

Maria G. Henry’s biographical information is furnished in the press release attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.2 Bylaws of General Mills, Inc.
99.1 Press Release of General Mills, Inc. dated March 8, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Mills, Inc.

March 8, 2016	By:	Richard C. Allendorf

Name: Richard C. Allendorf
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

3.2	Bylaws of General Mills, Inc.
99.1	Press Release of General Mills, Inc. dated March 8, 2016.